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                                                                    EXHIBIT 99.1

                                                                          Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1995-A

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 16, 1999, and with respect to the performance of the Trust during the month of January, 1999 is set forth below. Certain of the information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to
          the Class A Certificateholders, per
          $1,000 original certificate principal amount.

          (1) The total amount of the
          distribution to Class A
          Certificateholders, per $1,000
          original certificate principal amount                                     $      4.6666667

          (2)  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the Class
          A Certificates, per $1,000 original
          certificate principal amount                                              $      4.6666667

          (3)  The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the Class
          A Certificates, per $1,000 original
          certificate principal amount                                              $      0.0000000

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                                                                          Page 2

     B)   Class A Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)    The amount of Class A Investor Charge Offs                         $              0.0000000

          (2)    The amount of Class A Investor Charge Offs set forth in
          paragraph 1 above, per $1,000 original certificate
          principal amount                                                          $              0.0000000

          (3)    The total amount reimbursed in respect of Class
          A Investor Charge Off                                                     $              0.0000000

          (4)    The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount                                              $              0.0000000

          (5)    The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount
          after giving effect to all transactions on such Distribution Date         $              0.0000000


     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original certificate principal amount.

          (1)    The total amount of the distribution to Class B
          Certificatedholders, per $1,000 original certificate principal amount     $              4.7644444

          (2)    The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
          original cerificate principal amount                                      $              4.7644444

          (3)    The amount of the distribution set forth in paragraph 1 above in respect of principal on the Class B Certificates, per $1,000
          original cerificate principal amount                                      $              0.0000000

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                                                                          Page 3

     D)   Class B Investor Charge Offs and Reimbursement of Charge Offs

          (1)    The amount of Class B Investor Charge Offs                         $              0.0000000

          (2)    The amount of Class B Investor Charge Offs set forth in
          paragraph 1 above, per $1,000 original certificate
          principal amount                                                          $              0.0000000

          (3)    The total amount reimbursed in respect of Class B Investor
          Charge Offs                                                               $              0.0000000

          (4)    The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount                                              $              0.0000000

          (5)    The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount
          after giving effect to all transactions on such Distribution Date         $              0.0000000

                                          First USA Bank, NA,
                                          as Servicer


                                          By  /s/ Tracie Klein
                                             ---------------------------------
                                                  Tracie H. Klein
                                                  Vice President